Revenue and segmental reporting	12 Months Ended
Dec. 31, 2021
Revenue and segmental reporting [Abstract]
Revenue and segmental reporting
2.	Revenue & segmental reporting

Revenue recognized during 2021, 2020 & 2019 arose primarily from collaboration agreements with GlaxoSmithKline Intellectual Property Development Ltd (“GSK”), Eli Lilly and Company (“Eli Lilly”) and Genentech, Inc. (“Genentech”). The revenue figures for GSK and Genentech in the table below each represented more than 10% of the Group’s revenue in the year ended December 31, 2021.

	2021	2020	2019
Collaboration revenue	£’000	£’000	£’000
GlaxoSmithKline	6,083	6,356	5,753
Eli Lilly	—	3,522	819
Genentech	17,427	20,236	19,097
Total collaboration revenue	23,510	30,114	25,669
Pre-product revenue	3,010	—	—
Total revenue	26,520	30,114	25,669

Revenue is presented by region in the table below based on the location of the customer.

United Kingdom	6,083	6,356	5,753
United States	17,427	23,758	19,916
Europe	3,010	—	—
Total revenue	26,520	30,114	25,669

For the year ended December 31, 2021, a total of £21,128,000 of revenue recognized was included in deferred revenue at January 1, 2021 (2020: £24,432,000 recognized included in deferred revenue at January 1, 2020).

Trade receivables were £6,047,000 as at December 31, 2021, compared to £2,051,000 as at December 31, 2020, reflecting an increase mainly due to pre-product revenue under a compassionate use program in France. As at December 31, 2021, there were no expected credit losses in relation to revenue receivables.

	2021	2020
	£’000	£’000
Current deferred revenue	24,450	27,118
Non-current deferred revenue	6,408	24,868
	30,858	51,986

Deferred revenue is in respect of the upfront fee and development milestone consideration received from the various collaboration agreements in advance of services performed by the Group. Deferred revenue decreased by £21,128,000 as a result of the revenue recognised under our collaboration agreements detailed above. The deferred revenue of £30,858,000 above, represents the amount of transaction price allocated to performance obligations that are unsatisfied or partially satisfied as at December 31, 2021, and is expected to be recognized as revenue within one to two years. Included in the current deferred revenue balance of £24,450,000 as at December 31, 2021 and (£27,118,000 as at December 31, 2020) is £7,361,000 of deferred revenue held whilst program focus is reviewed.

During the year ended December 31, 2020, the Group reviewed and revised the estimated completion of each of the programs under the collaboration agreements, arising from the availability of additional historical data as programs progress through research and development activities within the Group. The impact of this revision increased revenue recognized in the year ended December 31, 2020 by £705,000.

No revenue was recognized in 2021 relating to performance obligations satisfied in previous years (2020: £705,000; 2019: no revenue).

Genentech Collaboration

Under the Genentech agreement signed in November 2018, the Group received an aggregate non-refundable payment totaling $100 million consisting of an initial upfront payment of $50 million and $50 million paid upon an investigational new drug filing for the first clinical trial of the product candidate compound, in exchange for granting Genentech rights to co-develop/co-promote the Group’s IMC-C103C program and the co-exclusive worldwide license to the Group’s intellectual property rights in MAGE A4 soluble TCR bispecific therapeutic candidate compounds. The Group is responsible for development of the IMC-C103C program over the period of time to estimated completion of the Phase 1 clinical trial, with costs being shared equally with Genentech. After completion of the Phase 1 clinical trial, the Group has a limited time period in which to decide to either continue co-development (including co-funding) of the IMC-C103C program or withdraw from the co-funding commitment and convert the co-exclusive license to a full out-license to Genentech of the IMC-C103C program, in exchange for future milestone and royalty payments to the Group.

The total payments of $100 million (£77.4 million) upfront payment was recorded as deferred revenue on receipt in November 2018 and allocated to a single combined performance obligation covering the granting of the co-exclusive worldwide license, the provision of development services and participation on a joint steering committee. This deferred revenue is recognized as the Group satisfies the combined performance obligation over the estimated period of time to when the Group may decide to withdraw from the co-funding commitments and convert the co-exclusive license to a full out-license to Genentech. This occurs after completion of the Phase I clinical trial and should the Group withdraw from the co-funding commitment, the Group has no further contractual obligations relating to the performance obligation and accordingly the performance obligation is deemed satisfied and complete at this point in time. Research and development costs reimbursed under the 2018 Genentech Agreement are considered variable consideration and are assessed at contract inception and each subsequent reporting period and not recognized in the transaction price until it is highly probable that the recognition of such revenue will not be reversed.

During the year ended December 31, 2021, the Group recognized £17,428,000 revenue relating to the 2018 Genentech Agreement (2020: £20,236,000; 2019: £19,097,000). The revenue recognized represents both deductions from deferred revenue and research and development costs reimbursed, predominantly for clinical trial costs. Such reimbursements arise in order to ensure that research and development costs are shared equally in accordance with the 2018 Genentech agreement. Of the revenue recognised in the year ended December 31, 2021, £338,000 represented research and development cost reimbursements (2020: £2,785,000; 2019: £1,696,000), and £17,090,000 represented revenue that was included in the deferred revenue balance at January 1, 2021. As at December 31, 2021, £23,497,000 of transaction price was allocated to the unsatisfied performance obligation under the agreement. The Group estimates that the remaining revenue relating to this performance obligation would be satisfied within one to two years.

GSK Collaboration

In June 2013, the Group entered into a collaboration and license agreement with GSK pursuant to which the Group and GSK agreed to collaborate in the development of soluble TCR bispecific therapeutic compounds (the “GSK Agreement”). Under the GSK Agreement, the Group granted GSK the right to nominate up to four targets as being exclusive to GSK under the GSK Agreement. The first target, GSK01/NY-ESO, was nominated at the time of execution of the GSK Agreement. A second target was nominated in July 2017. GSK subsequently had no further ability to nominate additional targets under the terms of the agreement. Following a review of the targets in the year ended December 31, 2021, the parties elected not to proceed further with the second target and the GSK Agreement was terminated in January 2022.

Under the GSK Agreement, for the NY-ESO target, the Group was responsible for the development of the soluble TCR bispecific therapeutic candidate compounds over the period of time to estimated completion of the initial Phase 1 clinical trials. GSK had the option until a certain period following completion of such development work to obtain an exclusive worldwide license to NY-ESO. For the second collaboration target, GSK had an option to obtain an exclusive worldwide license for the therapeutic candidate compounds until a certain period following the identification of at least one development candidate or the earlier termination of the applicable development work.

The Group received non-refundable upfront payments upon execution of the agreement and nomination of the second collaboration target. Further non-refundable milestone payments have been received based on the achievement of specified development milestones. These development milestone payments were considered variable consideration and assessed at contract inception and each subsequent reporting period and not recognised in the transaction price until it was highly probable that the recognition of such revenue would not be reversed. In respect of the first target, development costs incurred over a specified amount were reimbursed to the Group.

As at December 31, 2021, the Group had received a total of £22,900,000 in non-refundable payments, none of which were received during the years ended December 31, 2021 and 2020. These payments were recorded as deferred revenue on receipt and allocated to a single combined performance obligation for each target covering the provision of research and development services and participation on a joint steering committee. This deferred revenue was recognized as the Group satisfied the combined performance obligation over the estimated period of time to when GSK could exercise the option to obtain an exclusive worldwide license for the therapeutic candidate compounds. Research and development costs reimbursed under the GSK Agreement were considered variable consideration and assessed at contract inception and each subsequent reporting period and not recognized in the transaction price until it was highly probable that the recognition of such revenue would not be reversed.

During the year ended December 31, 2021, the Group recognized £6,083,000 revenue relating to the GSK Agreement (2020: £6,356,000; 2019: £5,753,000). Of the total revenue recognized during the year, £2,044,000 represented research and development cost reimbursements (2020: £2,897,000; 2019: £2,159,000) and £4,039,000 represented revenue recognized that was included in the deferred revenue balance at 1 January 2021. Reimbursements arise where research and development costs in excess of a defined amount are incurred on one specified program.

In March 2021, following a portfolio review, GSK and the Group jointly elected not to initiate the efficacy determining expansion stage of the current phase I trial for GSK-01 targeting NY-ESO. As a result, GSK relinquished their option to acquire an exclusive license to this program and ownership of the program and the NY-ESO target remains with the Group. Later in 2021, GSK and the Group elected not to progress with the final program under the agreement and all revenue under the GSK agreement has therefore been recognized as at December 31, 2021.

Lilly Collaboration

In July 2014, the Group entered into a development and license agreement with Eli Lilly, or the Lilly Agreement, pursuant to which the Group and Eli Lilly agreed to collaborate in the development, manufacture and commercialization of soluble TCR bispecific therapeutic compounds. Under the Lilly Agreement, Eli Lilly paid an initial non-refundable upfront fee payment of $45 million in exchange for options to three targets. Eli Lilly no longer has the ability to nominate any further targets under the initial agreement with Lilly. In December 2016, the Group and Eli Lilly agreed to swap an existing antigen target, selected by Eli Lilly, for a new, well known neo-antigen target. Lilly has no further obligations with respect to the initial target that was replaced. In September 2017, the Group and Eli Lilly agreed to swap a second antigen target, selected by Eli Lilly, for a second neo-antigen target. Similarly, Eli Lilly has no further obligations with respect to the initial target that was replaced.

Under the Lilly Agreement, the Group is responsible for developing soluble TCR bispecific therapeutic pre-clinical candidates to each target with Eli Lilly responsible for GMP manufacture of Phase 1 material at its expense. On a collaboration target-by collaboration target basis, at the point of clinical candidate nomination, Eli Lilly has the right to opt in to gain exclusive co-development/co-promotion rights to the target program. Upon receipt of the proposed development plan and Phase 1 budget, the Group has a limited time period in which to elect to contribute either 25% or 50% costs to reach the next clinical phase or to opt-out of further development. Similar provisions are available at the start of Phase 2 clinical trials and registrational clinical trials. Should the Group opt-out of co-development on a collaboration target-by-collaboration target basis, Eli Lilly would obtain an exclusive worldwide license to develop and commercialize the compound at its sole expense.

The $45 million upfront payment was recorded as deferred revenue on receipt and allocated to a single combined performance obligation for each target covering the provision of research and development services and participation on a joint steering committee. This deferred revenue is recognized as the Group satisfies the combined performance obligations over the estimated period of time to when Eli Lilly can exercise the option to obtain exclusive co-development/co-promotion rights to the target and the Group can opt-out of the co-development of the target. Should this occur, the Group has no further contractual obligations relating to the associated performance obligation and accordingly the associated performance obligation is deemed satisfied and complete at this point in time.

During the year ended December 31, 2021, the Group recognized no revenue relating to the Lilly Agreement (2020: £3,522,000; 2019: £819,000), and, whilst the program focus is reviewed, a deferred revenue balance of £7,361,000 is held under current liabilities in respect of both the second and third programs, which represents the amount of transaction price allocated to performance obligations that are unsatisfied or partially satisfied as at December 31, 2021 under the collaboration. The Group expects to recognise this revenue within the next year.

During 2019, following termination of the first program under the collaboration, a balance of £3,132,000 was held as deferred revenue at December 31, 2019 whilst a change in program focus was considered. This was subsequently released in full during the year ended December 31, 2020.

Other segmental reporting information

The total of non-current assets other than financial instruments and deferred tax assets located in the United Kingdom as at December 31, 2021 is: £33,941,000 (2020: £35,774,000). The total located in other countries is £1,580,000 (2020: £1,073,000).